JULIUS BAER FUNDS

                      JULIUS BAER INTERNATIONAL EQUITY FUND
                       JULIUS BAER TOTAL RETURN BOND FUND
                     JULIUS BAER GLOBAL HIGH YIELD BOND FUND
                       JULIUS BAER GLOBAL EQUITY FUND INC.

                     SUPPLEMENT DATED APRIL 29, 2005 TO THE
                       PROSPECTUS DATED FEBRUARY 27, 2005

         THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED APRIL 22, 2005
  FOR JULIUS BAER INTERNATIONAL EQUITY FUND, JULIUS BAER TOTAL RETURN BOND FUND
                    & Julius Baer Global High Yield Bond Fund

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THE  FOLLOWING  SECTION IS ADDED AFTER THE SECTION  "INVESTING  IN THE FUNDS - -
PURCHASING YOUR SHARES" ON PAGE 42 OF THE PROSPECTUS:

INTERNATIONAL EQUITY FUND

International Equity Fund's assets have grown to over $12 billion, and the Fund's core strategy limits the capacity for additional assets.

On May 4, 2005, the International Equity Fund will be closed to new shareholders (at the account level). This excludes new 401(k) plans of plan sponsors that have existing investments in the Fund through related 401(k) plans and new plan participants within 401(k) plans that hold positions in the Fund. Additionally, this excludes accounts of registered investments advisers that have existing positions in the Fund and accounts of certain model-based broker dealers that have existing positions in the Fund.

On or about August 1, 2005, it is expected that no new clients will be accepted to the International Equity Fund. Registered investment advisers and intermediate model-based platforms will no longer be able to introduce new clients. Existing shareholders, however, may continue to invest, and the Fund will recognize new participants within existing 401(k) plans as qualified to purchase shares of the Fund.

THE AVERAGE ANNUAL TOTAL RETURNS TABLE OF JULIUS BAER INTERNATIONAL EQUITY FUND ON PAGE 7 OF THE PROSPECTUS IS REPLACED WITH THE FOLLOWING TABLE. IN ACCORDANCE WITH A CHANGE IN THE REGULATION ALLOWING FOR THE PASS-THROUGH OF U.K. TAX CREDIT TO SHAREHOLDERS, THE ONE, FIVE AND TEN YEAR AFTER TAX RETURNS FOR THE INTERNATIONAL EQUITY FUND CLASS A HAVE BEEN REVISED.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows the International Equity Fund's average annual total returns and the change in the value of the Morgan Stanley Capital InternationalSM Europe Australasia and Far East Index (MSCI(R) EAFE(R) Index) over various periods ended December 31, 2004. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2004. For the Class I shares, the periods shown are the one-year, five-year and since inception periods ended December 31, 2004. The MSCI EAFE Index is an unmanaged index that measures stock performance in Europe, Australia and the Far East. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                                    ONE YEAR+        FIVE YEARS+                TEN YEARS (OR SINCE INCEPTION) +
INTERNATIONAL EQUITY FUND - CLASS A
Return Before Taxes                                     23.22%            3.78%                           13.85%
Return After Taxes on Distributions                     22.27%            3.46%                           13.30%
Return After Taxes on Distributions and Sale of         15.51%            3.09%                           12.19%
         Fund Shares
INTERNATIONAL EQUITY FUND - CLASS I
Return Before Taxes                                     23.58%            4.24%                            8.90%**

MSCI EAFE Index*                                        20.25%           (1.13%)                           5.62%
         Since inception of Class I*        *                                                              1.24%

+ The Fund's average annual total return figures for the one year, five year and ten year/since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

* The benchmark reflects no deduction for fees, expenses or taxes.

** Inception date for Class I shares is November 17, 1999.

EFFECTIVE MAY 4, 2005, THE FIRST SENTENCE OF THE FIRST PARAGRAPH OF "EXCHANGING YOUR SHARES - - EXCHANGE PRIVILEGE" ON PAGE 48 OF THE PROSPECTUS IS REPLACED WITH THE FOLLOWING SENTENCE:

Shareholders of record may exchange shares of the Fund for shares of the appropriate class of any other fund of the Julius Baer Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholder of this fund) or the Julius Baer Global Equity Fund Inc. on any business day, by contacting the Transfer Agent directly.